UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2007

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50298

(Commission File Number)

98-0376008

(IRS Employer Identification No.)

2 Elza Street, Jerusalem, Israel 93706

(Address of principal executive offices and Zip Code)

972-54-790-9058

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective February 12, 2007, we issued a $125,000 unsecured convertible debenture to Epsom Investment Services. All of any portion of the amounts due under the debenture may be converted at any time, at the option of the holder, into common shares of our company at a conversion price of $0.50 per share.

The issuance of the convertible debenture and the securities issuable upon conversion of the convertible debenture were made pursuant to the exemption from registration requirements of the United States

Securities Act of 1933, as amended (the “Securities Act”) provided by Regulation S promulgated thereunder. The subscriber was not a U.S. person (as that term is defined in Regulation S).

Item 9.01	Financial Statements and Exhibits
10.1	Convertible Debenture dated February 12, 2007 issued by our company to Epsom Investment Services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

/s/ Nadav Kidron

By: Nadav Kidron, President, CEO and Director

Date: June 20, 2007